EXHIBIT 10.30

Execution Version

CONSENT AGREEMENT

This CONSENT AGREEMENT, dated as of January 23, 2023 (this “Agreement”), is entered into among BLACKBAUD, INC., a Delaware corporation (the “Company”), the Lenders (as hereinafter defined) party hereto, and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the “Administrative Agent”) for the Lenders.

All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (as hereinafter defined).
RECITALS

WHEREAS, the Company, the other borrowers from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of October 30, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”); and
WHEREAS, the Company has requested that the Lenders provide the consent set forth in Section 1 below.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Consent. Notwithstanding the terms of clause (i) of the proviso in the definition of “Transaction Costs” in Section 1.1 of the Credit Agreement, the Administrative Agent and the Lenders hereby agree that, solely in connection with the acquisition, directly or indirectly, of all of the outstanding Capital Stock of EverFi, Inc. (the “EverFi Acquisition”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 30, 2021, by and among the Borrower, Project Montessori Acquisition, Inc., a Delaware corporation, EverFi, Inc., a Delaware corporation, and Eon Stockholder Representative, LLC (solely in its capacity as the Seller Representative), for purposes of calculating EBITDA for the fiscal year ending December 31, 2022, the Company may include Transaction Costs incurred in connection with the EverFi Acquisition during the five consecutive quarter period following the EverFi Acquisition (including, without limitation, the quarter in which the EverFi Acquisition occurred). This consent is limited solely to the consent specifically provided for in the preceding sentence of this Section 1 and is subject to the satisfaction of the conditions set forth in Section 2 below, and nothing contained in this Agreement shall be deemed to constitute a waiver of any provision of the Loan Documents (including, without limitation, Section 11.1(d) of the Credit Agreement) in the future or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

2.    Conditions Precedent. This Agreement shall become effective as of the date hereof, upon receipt by the Administrative Agent of executed counterparts of this Agreement duly executed by the Borrowers, the Administrative Agent and the Required Lenders.
3.    Expenses. All reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (including the reasonable and documented fees and expenses of one primary counsel and, if necessary, one firm of local counsel in each relevant jurisdiction for the Administrative Agent) in connection with this Agreement and the transactions contemplated hereby shall have been paid.

4.    Agreement is a Loan Document. This Agreement is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Agreement.

5.    Authority/Enforceability. Each Credit Party represents and warrants as follows:
(a)    such Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with their respective terms;
(b)    this Agreement has been duly executed and delivered by the duly authorized officers of such Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and
(c)    the execution, delivery and performance by such Credit Party of this Agreement do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any material Governmental Approval except any approvals previously or concurrently received or violate any material Applicable Law, in each case relating to the Company or any of its Restricted Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of such Credit Party and (iii) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, other than (A) consents, authorizations, filings or other acts or consents obtained or for which the failure to obtain or make could not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (B) consents or filings, if any, under the UCC.
6.    Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties contained in Article VI of the Credit Agreement shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, shall (x) with respect to representations and warranties that contain a materiality qualification, be true and correct as of such earlier date and (y) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Section 6.1(o) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.1(b) of the Credit Agreement and (b) no event has occurred and is continuing which constitutes a Default or Event of Default.
    7.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
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8.    Electronic Execution; Electronic Records. This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.
9.    Severability. Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
[Signature pages follow]

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	BLACKBAUD, INC., as a Borrower

	By:	/s/ Thomas E. Griffin
	Name:	Thomas E. Griffin
	Title:	VP Finance, Corporate Treasurer

BLACKBAUD, INC.
CONSENT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Liliana Claar
	Name:	Liliana Claar
	Title:	Vice President

BLACKBAUD, INC.
CONSENT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swingline Lender and an Issuing Lender

	By:	/s/ Thomas M. Paulk
	Name:	Thomas M. Paulk
	Title:	Senior Vice President

BLACKBAUD, INC.
CONSENT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Fraser
Name:	Andrew Fraser
Title:	Vice President

BLACKBAUD, INC.
CONSENT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ John Glotzbecker
Name:	John Glotzbecker
Title:	Authorized Signatory

BLACKBAUD, INC.
CONSENT AGREEMENT

TRUIST BANK, as a Lender

By:	/s/ Tyler Stephens
Name:	Tyler Stephens
Title:	Director

BLACKBAUD, INC.
CONSENT AGREEMENT

REGIONS BANK, as a Lender

By:	/s/ Tyler Tirpak
Name:	Tyler Tirpak
Title:	Associate

BLACKBAUD, INC.
CONSENT AGREEMENT

TD BANK, N.A., as a Lender

By:	/s/ John N. Golding
Name:	John N. Golding
Title:	Vice President

BLACKBAUD, INC.
CONSENT AGREEMENT

UNITED COMMUNITY BANK, as a Lender

By:	/s/ Jeff Wilson
Name:	Jeff Wilson
Title:	Senior Vice President

BLACKBAUD, INC.
CONSENT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeff Hafkey
Name:	Jeff Hafkey
Title:	AVP

BLACKBAUD, INC.
CONSENT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Allyn A. Coskun
Name:	Allyn A. Coskun
Title:	Vice President

BLACKBAUD, INC.
CONSENT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Caitlin Stewart
Name:	Caitlin Stewart
Title:	Executive Director

BLACKBAUD, INC.
CONSENT AGREEMENT